SUPPLEMENT TO

CALVERT IMPACT FUND, INC.
Calvert Global Alternative Energy Fund

Class A Prospectus dated May 31, 2007

Date of Supplement: October 25, 2007

Delete the second sentence of the third paragraph under "Principal Investment Strategies" on page 2 of the Prospectus and replace with the following:

Under the Fund’s investment approach, a company whose main business is alternative energy or that is significantly involved in the alternative energy sector will (1) derive at least 50% of its revenues or earnings from alternative energy activities; (2) devote at least 50% of its assets to such activities; or (3) be included in one of the following alternative energy indices: Ardour Global Index; Merrill Lynch Renewable Energy Index; S&P Global Alternative Energy Index; Wilderhill New Energy Global Innovation Index; and WilderHill Clean Energy Index.  (For additional information on these indices, see "Description of Alternative Energy Indices" below.)

After the last paragraph under "Principal Investment Strategies"on page 3 of the Prospectus, add the following:

Description of Alternative Energy Indices

As stated above under "Principal Investment Strategies," the Fund may invest in companies that are included in certain alternative energy indices, which are described below.

Ardour Global Index.  The Ardour Global Index is a capitalization-weighted, float-adjusted equity index designed to serve as an equity benchmark for globally traded stocks that are principally engaged in the field of Alternative Energy Technologies, including renewable energy, alternative fuels and related enabling technologies.

 Merrill Lynch Renewable Energy Index.  The objective of the Merrill Lynch Renewable Energy Index is to provide exposure to stocks that are well positioned to benefit from the renewable/alternative energy theme globally. This includes "pure plays" as well as stocks likely to benefit in a less direct way.  The Index consists of stocks of the three largest renewable energy sub-sectors (namely biofuels, solar and wind) that have been filtered on several criteria -- market capitalization, liquidity and country of listing. Currently the Index includes 22 stocks that capture almost 80% of the market capitalization of the broad renewable energy sector.

S&P Global Alternative Energy Index.  The S&P Global Alternative Energy Index combines two indices from the S&P Global Thematic Indices -- the S&P Global Clean Energy Index and the S&P Global Nuclear Energy Index. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global alternative energy business, from both developed and emerging markets.

The S&P Global Clean Energy Index provides liquid and tradable exposure to 30 companies from around the world that are involved in clean energy related businesses. The Index is comprised of a diversified mix of Clean Energy Production and Clean Energy Equipment & Technology companies.

The S&P Global Nuclear Energy Index is comprised of 20 of the largest publicly traded companies in nuclear energy related businesses that meet investability requirements. The Index is designed to provide liquid exposure to the leading publicly listed companies in the global nuclear energy business from both developed markets and emerging markets.

WilderHill New Energy Global Innovation Index.  The WilderHill New Energy Global Innovation Index is comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC.  The Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells.

WilderHill Clean Energy Index.  A priority of the WilderHill Clean Energy Index is to define and track the Clean Energy sector: specifically, businesses that stand to benefit substantially from a societal transition toward use of cleaner energy and conservation. Stocks and sector weightings within the Index are based on their significance for clean energy, technological influence and relevance to preventing pollution in the first place.  Companies selected for the Index include those that focus on technologies for utilization of greener, more-renewable sources of energy. These technologies include those for renewable energy harvesting or production, energy conversion, energy storage, pollution prevention and improvements in energy efficiency, power delivery, energy conservation and monitoring of energy information.